Annual Fund Operating Expenses - Federated Hermes High Yield Strategy Portfolio - Federated Hermes High-Yield Strategy Portfolio	Feb. 28, 2021
Operating Expenses:
Management Fee	none
Distribution (12b-1) Fee	none
Other Expenses	0.45%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.48%
Fee Waivers and/or Expense Reimbursements	(0.45%)	[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.03%

[1]	The Adviser will not charge a fee for its advisory services to the Fund. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired Fund Fees and Expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. Shareholders must approve any change to the contractual reimbursements. Investors should carefully consider the separate fees charged in connection with investment in the Fund.